UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01884

Endowments
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo – Capital Research and Management sm]

Endowments

Investments for nonproﬁt institutions

Annual report for the year ended July 31, 2009

EndowmentsSM

Endowments is managed by Capital Research and Management Company,SM which also manages the 30 American Funds.® American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/endowments.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Growth and Income Portfolio
Average annual total return	—	–0.97%	+2.33%
Cumulative total return	–20.22%	–4.78%	+25.93%

Bond Portfolio
Average annual total return	—	+1.41%	+4.28%
Cumulative total return	–5.94%	+7.26%	+52.00%

The total annual fund operating expense ratios for Growth and Income Portfolio and Bond Portfolio were 0.74% and 0.81%, respectively, as of July 31, 2009. These figures do not reflect any fee waivers currently in effect; therefore, the actual expense ratios are lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The funds’ investment adviser waived a portion of its management fees from September 1, 2004, through February 28, 2009. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights tables on page 19 for details.

Bond Portfolio’s 30-day yield as of August 31, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 3.60% (3.54% without the fee waiver).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings are generally issued by independent rating agencies and are designed to provide an indication of an issuer’s creditworthiness. Please see the fund’s most recent statement of additional information for details. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[Begin Sidebar]
Results at a glance
(for full fiscal years ending 7/31/76–7/31/09)

	Growth and Income Portfolio	Bond Portfolio

1976	+27.7%	+12.1%
1977	+6.4	+12.6
1978	+10.4	+0.7
1979	+10.1	+7.0
1980	+17.2	+3.6
1981	+15.3	–4.5
1982	–3.8	+18.4
1983	+56.0	+23.9
1984	–0.4	+7.9
1985	+30.5	+20.6
1986	+25.4	+21.0
1987	+20.2	+4.4
1988	–2.4	+8.6
1989	+23.2	+13.7
1990	+4.1	+6.9
1991	+15.0	+10.8
1992	+15.7	+18.7
1993	+10.0	+11.7
1994	+2.8	–1.4
1995	+18.6	+8.0
1996	+13.2	+6.3
1997	+38.4	+10.8
1998	+9.1	+6.7
1999	+18.2	+1.7
2000	–3.3	+5.1
2001	+18.2	+12.7
2002	–8.6	+2.8
2003	+10.2	+10.6
2004	+13.8	+6.4
2005	+10.3	+5.1
2006	+4.6	+1.9
2007	+16.0	+4.8
2008	–7.9	–1.8
2009	–15.3	–1.7
Average
annual
compound
return*	+11.5%	+7.9%

*From July 26, 1975, when Capital Research and Management Company became the investment adviser of the funds’ assets, through July 31, 2009.
Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Sidebar]

Dear shareholders:

We welcome the opportunity to report to you at the close of our 2009 fiscal year.

Growth and Income Portfolio
For the 12 months ended July 31, 2009, the value of an investment in the Growth and Income Portfolio declined 15.3%.* Over the same period, the unmanaged Standard & Poor’s 500 Composite Index declined 19.9% and the Lipper Growth & Income Funds Index declined 18.8%.

The portfolio’s fiscal year coincided with what may have been the worst 12 months of the current economic recession. The nation’s gross domestic product experienced its greatest decline since the end of World War II, and unemployment climbed to nearly 10% nationwide. Inflation, at least temporarily, has disappeared as an issue, with the Consumer Price Index declining 2.1% in July from the previous year. The magnitude of the recession and deflation has had a severe impact on corporate profits. In reaction, corporations have cut costs sharply and have reduced dividends. We estimate that dividends on the S&P 500 will decline by approximately 25% in calendar 2009.

The stock market showed immense volatility during the fiscal year. From July 31 to March 9, it declined 46% and stood 55% below its peak in October 2007. This represented the sharpest market decline since the 1930s. It then staged a dramatic recovery of 47% from March 9 until the fund’s fiscal year end on July 31.

As noted, the fund’s results were considerably better than those of the overall market. This was due primarily to three factors. First, the fund began the period with cash reserves of 11% which cushioned the decline. Second, the fund began the period with much less exposure to the financial sector, the worst sector of the market for the year, than the index. We increased this exposure quite a bit in the spring at which point the sector began a strong rally. Third, our exposure to the consumer staples area helped our results as these stocks held up much better than the market. This is now our largest sector in the portfolio.

As of July 31, we had 94% invested in equities, up from 89% at the beginning of the fiscal year. The remainder was held in interest-bearing cash equivalents.

*All percentage gain/loss figures used throughout this letter include reinvestment of distributions.

Bond Portfolio
For the 12 months ended July 31, 2009, the value of an investment in the Bond Portfolio declined 1.7%. During the period, the unmanaged Barclays U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) gained 7.8%, while the return for the Lipper Corporate Debt A-Rated Funds average was 4.1%.

The bond market suffered remarkable strain in the first half of the fiscal year, with many asset classes dropping sharply in value, save for Treasuries and a handful of other high-quality issues. As we noted in our report six months ago, the Bond Portfolio carries a higher percentage of corporate bonds, and a lower percentage of Treasuries, than the Barclays U.S. Aggregate Index. This hurt results for the entire fiscal year.

As the Federal Reserve dropped interest rates nearly to zero and the federal government introduced bank rescue plans and consumer stimulus packages, the bond markets began to stabilize in early 2009. The portfolio counselors in the Bond Portfolio used this stabilization and recovery to improve the fund’s credit quality and reduce exposure to higher risk securities.

Even before the start of the fiscal year, the fund began reducing its exposure to corporate bonds, especially those from the financial sector. At the start of the fiscal year, the fund held 43% of its portfolio in corporate bonds; by July 31, 2009, we had reduced this exposure to 30% of the portfolio. Financial corporate bonds were reduced from 24% to 10% of the total portfolio. We increased the fund’s holdings in U.S. Treasuries and other government agency bonds from 19% at the start of the fiscal year to 34% at the end.

In total, the Bond Portfolio held roughly 98% of its assets in fixed-income obligations at the close of the fiscal year, up from 95% a year ago. The balance was held in interest-bearing cash equivalents.

Proposal to merge the Bond Portfolio with The Bond Fund of America
On September 9, the Board of Trustees of the funds agreed to a proposal to recommend that shareholders approve a merger of the Bond Portfolio with The Bond Fund of America.SM Capital Research and Management is also the investment adviser for The Bond Fund of America, a broadly diversified fixed-income fund. It is our belief that the shareholders of the Bond Portfolio will be better served in The Bond Fund of America given its greater size and lower expense ratio.

A proxy statement explaining the proposed merger and requesting affected shareholders’ approval will be mailed to you later this year. We anticipate that the shareholder meeting will be held in early 2010. Should the merger be approved, we want to assure you that there will be no change in the quality of service which you receive as an Endowments shareholder. The Growth and Income Portfolio will not be affected by this merger.

We attempted to contact all affected shareholders shortly after the board of trustees met. We encourage any shareholders with questions to contact Abbe Shapiro at 310/996-6153 or ags@capgroup.com. You also might find it helpful to visit www.americanfunds.com if you wish to obtain information about The Bond Fund of America.

We look forward to reporting to you again at the mid-point of our 2010 fiscal year.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board and Principal Executive Officer

/s/ John H. Smet

John H. Smet
President

September 10, 2009

The value of a long-term perspective

Growth of a $50,000 investment under Capital Research and Management Company’s stewardship, 7/26/75–7/31/09.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/endowments.

Growth and Income Portfolio

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2009)*

Lifetime	+11.5%[1]
10 years	+3.2
5 years	+0.9
1 year	–15.3

*Assumes reinvestment of all distributions.

[begin mountain chart]
Date	Growth and Income Portfolio	Lipper Growth & Income Funds Index[4]	Standard & Poor’s 500 Composite Index with dividends reinvested[3]

07/25/75	$50,000	$50,000	$50,000
07/31/75	49,770	50,000	49,871
07/31/76	63,476	60,735	60,467
07/31/77	67,590	62,434	60,350
07/31/78	74,525	69,272	64,777
07/31/79	82,131	77,106	70,508
07/31/80	96,277	95,121	87,260
07/31/81	110,942	108,452	98,601
07/31/82	106,860	98,876	85,511
07/31/83	166,726	154,488	136,183
07/31/84	166,164	146,807	132,141
07/31/85	216,743	193,372	174,975
07/31/86	272,165	243,630	224,681
07/31/87	326,898	319,222	312,963
07/31/88	319,361	296,921	276,178
07/31/89	393,517	375,359	364,261
07/31/90	409,757	381,311	387,824
07/31/91	471,346	423,790	437,201
07/31/92	545,557	476,028	493,020
07/31/93	600,375	539,269	535,967
07/31/94	617,007	572,677	563,582
07/31/95	731,592	688,356	710,508
07/31/96	828,273	778,691	828,122
07/31/97	1,146,319	1,122,337	1,259,661
07/31/98	1,250,106	1,247,665	1,502,488
07/31/99	1,477,738	1,410,710	1,806,129
07/31/00	1,428,818	1,438,119	1,968,146
07/31/01	1,689,291	1,407,164	1,686,257
07/31/02	1,544,010	1,138,044	1,288,040
07/31/03	1,701,152	1,244,809	1,425,050
07/31/04	1,936,007	1,420,204	1,612,612
07/31/05	2,136,028	1,640,110	1,839,094
07/31/06	2,234,591	1,761,639	1,937,955
07/31/07	2,592,587	2,030,206	2,250,444
07/31/08	2,386,485	1,777,297	2,000,856
07/31/09	2,021,466	1,443,603	1,601,710
[end mountain chart]

Bond Portfolio

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2009)*

Lifetime	+7.9%[1]
10 years	+4.5
5 years	+1.6
1 year	–1.7

*Assumes reinvestment of all distributions.

[begin mountain chart]
Date	Bond Portfolio	Lipper A-Rated Bond Funds Index[4,5]	Barclays Capital U.S. Aggregate Index[3,5]

07/25/75	$50,000	$50,000	$50,000
07/31/75	50,064	50,000	50,000
07/31/76	56,123	57,578	56,105
07/31/77	63,169	64,446	62,334
07/31/78	63,633	65,992	63,680
07/31/79	68,078	70,210	67,930
07/31/80	70,604	70,659	69,012
07/31/81	67,372	66,985	65,554
07/31/82	79,771	79,063	79,021
07/31/83	98,881	98,844	96,331
07/31/84	106,746	105,442	104,703
07/31/85	128,775	130,480	129,741
07/31/86	155,776	156,163	157,625
07/31/87	162,649	162,434	164,746
07/31/88	176,667	174,776	177,215
07/31/89	200,841	200,501	204,164
07/31/90	214,609	210,832	218,597
07/31/91	237,739	231,705	241,994
07/31/92	282,164	270,025	277,755
07/31/93	315,292	300,822	305,993
07/31/94	310,743	297,037	306,282
07/31/95	335,522	326,853	337,244
07/31/96	356,493	343,628	355,926
07/31/97	395,089	383,070	394,231
07/31/98	421,544	411,045	425,252
07/31/99	428,913	414,065	435,839
07/31/00	450,928	432,980	461,838
07/31/01	508,076	486,326	520,453
07/31/02	522,431	511,463	559,661
07/31/03	578,001	542,538	589,979
07/31/04	614,794	569,562	618,527
07/31/05	645,989	600,016	648,161
07/31/06	658,520	604,820	657,616
07/31/07	690,183	635,497	694,301
07/31/08	677,673	650,175	737,005
07/31/09	665,827	684,677	794,824
[end mountain chart]

[1]From 7/26/75, when Capital Research and Management Company became the investment adviser, through 7/31/09.
[2]The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.
[3]The market indexes are unmanaged, and their results do not reflect the effect of sales charges, commissions or expenses.
[4]Lipper indexes do not include the effect of sales charges.
[5]For the period from 7/26/75 to 12/31/75, Barclays Capital U.S. Government/Credit Index was used because Barclays Capital U.S. Aggregate Index and Lipper A-Rated Bond Funds Index did not yet exist.
All results calculated with dividends and capital gains reinvested.
Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.
The results shown are before taxes on fund distributions and sale of fund shares.

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the back cover.

Growth and Income Portfolio  July 31, 2009

[begin pie chart]
Industry sector diversification

Consumer staples	17.57%
Information technology	14.64
Health care	13.12
Financials	12.49
Energy	9.52
Industrials	9.46
Materials	5.60
Consumer discretionary	5.51
Telecommunication services	3.63
Utilities	0.72
Miscellaneous	1.28
Short-term securities & other assets less liabilities	6.46
[end pie chart]

			Percent
			of net
Common stocks - 93.54%	Shares	Value	assets

Consumer staples - 17.57%
Philip Morris International Inc.	70,000	$3,262,000	4.15%
Wal-Mart Stores, Inc.	64,000	3,192,320	4.06
Coca-Cola Co.	56,000	2,791,040	3.55
PepsiCo, Inc.	20,000	1,135,000	1.44
Hershey Co.	26,500	1,058,675	1.34
Avon Products, Inc.	26,500	858,070	1.09
Kraft Foods Inc., Class A	25,000	708,500	.90
Procter & Gamble Co.	7,000	388,570	.49
Other securities		434,700	.55
		13,828,875	17.57

Information technology - 14.64%
Cisco Systems, Inc. (1)	98,000	2,156,980	2.74
Oracle Corp.	77,000	1,704,010	2.17
Microsoft Corp.	71,000	1,669,920	2.12
International Business Machines Corp.	12,000	1,415,160	1.80
QUALCOMM Inc.	30,000	1,386,300	1.76
Google Inc., Class A (1)	2,400	1,063,320	1.35
Intel Corp.	30,000	577,500	.73
Applied Materials, Inc.	40,000	552,000	.70
Other securities		995,680	1.27
		11,520,870	14.64

Health care - 13.12%
Merck & Co., Inc.	61,000	1,830,610	2.33
Novo Nordisk A/S, Class B	20,000	1,177,394	1.50
Medtronic, Inc.	31,000	1,098,020	1.40
UnitedHealth Group Inc.	39,000	1,094,340	1.39
Eli Lilly and Co.	30,000	1,046,700	1.33
Becton, Dickinson and Co.	11,000	716,650	.91
Bristol-Myers Squibb Co.	28,000	608,720	.77
Other securities		2,752,050	3.49
		10,324,484	13.12

Financials - 12.49%
Wells Fargo & Co.	90,000	2,201,400	2.80
Berkshire Hathaway Inc., Class A (1)	20	1,940,000	2.46
American Express Co.	65,000	1,841,450	2.34
U.S. Bancorp	39,000	795,990	1.01
Allstate Corp.	22,000	592,020	.75
JPMorgan Chase & Co.	15,000	579,750	.74
Other securities		1,875,250	2.39
		9,825,860	12.49

Energy - 9.52%
Chevron Corp.	29,000	2,014,630	2.56
Exxon Mobil Corp.	28,000	1,970,920	2.50
Royal Dutch Shell PLC, Class B (ADR)	23,000	1,208,190	1.54
Other securities		2,294,178	2.92
		7,487,918	9.52

Industrials - 9.46%
Boeing Co.	41,000	1,759,310	2.24
Burlington Northern Santa Fe Corp.	15,000	1,178,850	1.50
FedEx Corp.	14,000	949,760	1.21
General Electric Co.	70,000	938,000	1.19
Deere & Co.	15,000	656,100	.83
Other securities		1,961,610	2.49
		7,443,630	9.46

Materials - 5.60%
BHP Billiton Ltd.	40,000	1,261,465	1.60
Monsanto Co.	15,000	1,260,000	1.60
Air Products and Chemicals, Inc.	13,000	969,800	1.23
Other securities		913,890	1.17
		4,405,155	5.60

Consumer discretionary - 5.51%
Lowe's Companies, Inc.	54,000	1,212,840	1.54
Time Warner Inc.	33,333	888,658	1.13
Home Depot, Inc.	27,500	713,350	.91
Other securities		1,519,750	1.93
		4,334,598	5.51

Telecommunication services - 3.63%
AT&T Inc.	66,000	1,731,180	2.20
Verizon Communications Inc.	35,000	1,122,450	1.43
		2,853,630	3.63

Utilities - 0.72%
PG&E Corp.	14,000	565,180	.72

Miscellaneous - 1.28%
Other common stocks in initial period of acquisition		1,008,960	1.28

Total common stocks (cost: $73,632,389)		73,599,160	93.54

	Principal amount
Short-term securities - 4.62%	(000)

Federal Home Loan Bank 0.15%-0.19% due 8/4 - 8/19/2009	$900	899,948	1.14%
Fannie Mae 0.20% due 8/20/2009	800	799,911	1.02
Procter & Gamble International Funding S.C.A. 0.17% due 8/10/2009 (2)	750	749,964	.95
Jupiter Securitization Co., LLC 0.18% due 8/3/2009 (2)	625	624,991	.79
Freddie Mac 0.18% due 8/11/2009	564	563,969	.72

Total short-term securities (cost: $3,638,787)		3,638,783	4.62

Total investment securities (cost: $77,271,176)		77,237,943	98.16
Other assets less liabilities		1,446,769	1.84

Net assets		$78,684,712	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,374,955, which represented 1.74% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the back cover.

Bond Portfolio  July 31, 2009

[begin pie chart]
Holdings by investment type

Financials	10.49%
Industrials	5.24
Telecommunication Services	3.58
Consumer Discretionary	2.48
Utilities	2.36
Health Care	1.7
Energy	1.65
Consumer Staples	1.62
Information technology	0.80
Corporate bonds & notes	29.92

Mortgage- and Asset-backed Obligations	25.10
Bonds & notes of U.S. government & government agencies	34.44
Bonds & notes of governments & government agencies outside the U.S.	5.64
Municipals	0.23
Preferred securities	2.31
Short-term securities & other assets less liabilities	2.36
[end pie chart]

	Principal		Percent
	amount		of net
Bonds & notes - 95.33%	(000)	Value	assets

Corporate bonds & notes - 29.92%
Financials - 10.49%
Countrywide Financial Corp., Series B, 5.80% 2012	$665	$682,984
Bank of America Corp. 5.65% 2018	50	47,771	1.58%
Hospitality Properties Trust 6.30% 2016	400	324,921	.70
Banco Santander-Chile 5.375% 2014 (1)	300	286,512	.62
Resona Bank, Ltd. 5.85% (undated) (1) (2)	305	244,319	.53
United Overseas Bank Ltd. 5.375% 2019 (1) (2)	250	243,670	.52
Other securities		3,032,167	6.54
		4,862,344	10.49

Industrials - 5.24%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011 (3)	385	364,306
6.903%-7.707% 2016-2022 (3)	341	277,157	1.38
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013 (1) (3)	231	231,960
BAE Systems Holdings Inc. 4.95%-6.375% 2014-2019 (1)	325	344,629	1.24
Other securities		1,212,520	2.62
		2,430,572	5.24

Telecommunication services - 3.58%
SBC Communications Inc.:
6.25% 2011	250	266,122
5.625% 2016	125	133,778
AT&T Wireless Services, Inc. 7.875% 2011	100	108,389
AT&T Inc. 4.95% 2013	200	211,433	1.55
Telecom Italia Capital SA 7.721% 2038	250	282,608	.61
Other securities		655,127	1.42
		1,657,457	3.58

Consumer discretionary - 2.48%
News America Inc. 6.15% 2037	300	294,163	.63
Tele-Communications, Inc. 9.80% 2012	215	248,359	.54
Other securities		607,302	1.31
		1,149,824	2.48

Utilities - 2.36%
Reliant Energy Resources Corp. 7.75% 2011	250	265,461	.57
Other securities		826,509	1.79
		1,091,970	2.36

Health care - 1.70%
Other securities		786,281	1.70

Energy - 1.65%
Enbridge Energy Partners, LP, Series B, 7.50% 2038	250	286,140	.62
Other securities		476,913	1.03
		763,053	1.65

Consumer staples - 1.62%
Other securities		748,971	1.62

Information technology - 0.80%
Other securities		373,375	.80

Total corporate bonds & notes		13,863,847	29.92

Mortgage- and asset-backed obligations (3) - 25.10%
Fannie Mae:
Series 2000-T5, Class B, 7.30% 2010	500	520,589
Series 2001-T6B, 6.088% 2011	250	265,852
4.00% 2024	724	731,729
6.50% 2037	1,297	1,388,938
5.50% 2038	356	370,324
4.00%-11.998% 2021-2041 (2)	1,522	1,618,521	10.57
Freddie Mac:
5.00% 2023	394	409,599
5.00% 2023	305	316,960
5.00% 2024	295	306,109
6.00% 2026	312	329,491
5.00% 2038	425	434,629
0%-5.50% 2023-2037	599	610,153	5.19
Government National Mortgage Assn.:
6.00% 2038	388	408,826
6.50% 2038	346	368,618	1.68
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	255	250,341	.54
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	250	262,415	.57
Bank of America 5.50% 2012 (1)	250	256,048	.55
Nationwide Building Society, Series 2007-2, 5.50% 2012 (1)	250	249,428	.54
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)	256	241,312	.52
Other securities		2,291,594	4.94
		11,631,476	25.10

Bonds & notes of U.S. government & government agencies - 34.44%
U.S. Treasury:
1.75% 2011	2,275	2,299,161
4.625% 2011	250	269,590
4.875% 2012	905	984,685
2.00% 2013	380	375,889
3.375% 2013	750	787,620
4.25% 2013	3,042	3,295,095
1.75% 2014	1,060	1,033,786
12.50% 2014	550	552,233
11.25% 2015	520	748,779
3.50% 2018	2,150	2,165,867
4.00% 2018	575	598,316
2.75% 2019	840	789,205
6.00% 2026	300	362,814
4.50% 2036	1,340	1,381,875
4.375% 2038	65	65,660	33.90
Freddie Mac 3.75% 2019	250	248,110	.54
		15,958,685	34.44

Bonds & notes of governments & government agencies outside the U.S. - 5.64%
German Government:
4.25% 2014	€345	532,429
Series 8, 4.25% 2018	390	601,483
3.75% 2017	155	231,740	2.95
French Government O.A.T. Eurobond 4.00% 2018	530	791,732	1.71
Other securities		456,557	.98
		2,613,941	5.64

Municipals - 0.23%
Other securities		106,474	.23

Total bonds & notes (cost: $43,792,661)		44,174,423	95.33

Preferred securities - 2.31%	Shares

Financials - 2.31%
Fannie Mae, Series O, 7.00% (1) (2)	23,175	57,937	.12
Freddie Mac, Series V, 5.57% (4)	8,300	8,819	.02
Other securities		1,003,657	2.17

Total preferred securities (cost: $2,652,043)		1,070,413	2.31

	Principal amount
Short-term securities - 2.59%	(000)

Jupiter Securitization Co., LLC 0.18% due 8/3/2009 (1)	500	499,993	1.08
Federal Home Loan Bank 0.15% due 8/7/2009	400	399,988	.86
Fannie Mae 0.15% due 8/10/2009	300	299,987	.65

Total short-term securities (cost: $1,199,968)		1,199,968	2.59

Total investment securities (cost: $47,644,672)		46,444,804	100.23
Other assets less liabilities		(108,114)	(0.23)

Net assets		$46,336,690	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including a security that was valued under fair value procedures adopted by authority of the board of trustees. The value of the security was $78,500, which represented .17% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $6,543,232, which represented 14.12% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Security did not produce income during the last 12 months.

Key to symbol
€ = Euros

See Notes to Financial Statements

Financial statements

Statements of assets and liabilities
at July 31, 2009

	Growth and Income Portfolio	Bond Portfolio

Assets:
Investment securities, at value (cost: $77,271,176 and $47,644,672, respectively)	$77,237,943	$46,444,804
Cash	103,300	120,346
Receivables for:
Sales of investments	1,213,291	-
Sales of fund's shares	60,145	-
Dividends and interest	107,442	561,395
Total assets	78,722,121	47,126,545

Liabilities:
Unrealized depreciation on open forward currency contracts	-	24,895
Payables for:
Purchases of investments	-	741,683
Closed forward currency contracts	-	4,743
Investment advisory services	32,273	13,429
Other fees and expenses	5,136	5,105
Total liabilities	37,409	789,855
Net assets at July 31, 2009	$78,684,712	$46,336,690

Net assets consist of:
Capital paid in on shares of beneficial interest	$87,432,250	$57,740,594
Undistributed (distributions in excess of) net investment income	93,975	(394,169)
Accumulated net realized loss	(8,806,516)	(9,785,498)
Net unrealized depreciation	(34,997)	(1,224,237)
Net assets at July 31, 2009	$78,684,712	$46,336,690

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized
Shares outstanding	6,681,568	3,408,548
Net asset value per share	$11.78	$13.59

Statements of operations
for the year ended July 31, 2009
	Growth and Income Portfolio	Bond Portfolio
Investment income:
Income:
Dividends (net of non-U.S. taxes of $27,589 on Growth and Income Portfolio)	$2,220,579	$56,169
Interest	78,579	2,718,441
Total income	2,299,158	2,774,610

Fees and expenses:
Investment advisory services	407,191	239,484
Transfer agent services	743	568
Reports to shareholders	15,648	9,017
Registration statement and prospectus	25,846	22,575
Trustees' compensation	65,904	37,179
Trustees' travel expenses	16,465	9,231
Auditing	45,068	45,728
Legal	13,422	13,422
Custodian	1,335	803
Other	8,903	8,903
Total fees and expenses before waivers	600,525	386,910
Less investment advisory services waivers	25,435	27,684
Total fees and expenses after waivers	575,090	359,226
Net investment income	1,724,068	2,415,384

Net realized loss and unrealized (depreciation) appreciation on investments, forward currency contracts and currency:
Net realized loss on:
Investments	(8,806,516)	(6,751,686)
Forward currency contracts	-	(100,164)
Currency transactions	(18,965)	(17,894)
	(8,825,481)	(6,869,744)
Net unrealized (depreciation) appreciation on:
Investments	(11,019,394)	2,988,673
Forward currency contracts	-	(24,895)
Currency translations	(3,242)	722
	(11,022,636)	2,964,500
Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency	(19,848,117)	(3,905,244)
Net decrease in net assets resulting from operations	$(18,124,049)	$(1,489,860)

See Notes to Financial Statements

Growth and Income Portfolio

Statements of changes in net assets
	Year ended	Year ended
	July 31,	July 31,
	2009	2008
Operations:
Net investment income	$1,724,068	$1,955,610
Net realized (loss) gain on investments and currency transactions	(8,825,481)	892,518
Net unrealized depreciation on investments and currency translations	(11,022,636)	(12,176,211)
Net decrease in net assets resulting from operations	(18,124,049)	(9,328,083)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,876,180)	(2,232,110)
Distributions from net realized gain on investments	-	(2,749,537)
Total dividends and distributions paid to shareholders	(1,876,180)	(4,981,647)

Net capital share transactions	(9,812,420)	4,026,592

Total decrease in net assets	(29,812,649)	(10,283,138)

Net assets:
Beginning of year	108,497,361	118,780,499
End of year (including undistributed
net investment income: $93,975 and $265,089, respectively)	$78,684,712	$108,497,361

Bond Portfolio

Statements of changes in net assets

	Year ended	Year ended
	July 31,	July 31,
	2009	2008
Operations:
Net investment income	$2,415,384	$3,140,719
Net realized loss on investments, forward currecy contracts and currency transactions	(6,869,744)	(432,887)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	2,964,500	(3,745,192)
Net decrease in net assets resulting from operations	(1,489,860)	(1,037,360)

Dividends paid to shareholders from net investment income	(2,724,120)	(3,415,559)

Net capital share transactions	(5,204,850)	393,671

Total decrease in net assets	(9,418,830)	(4,059,248)

Net assets:
Beginning of year	55,755,520	59,814,768
End of year (including distributions in excess of
net investment income: $(394,169) and $(381,023), respectively)	$46,336,690	$55,755,520

See Notes to Financial Statements

Notes to financial statements

1.Organization and significant accounting policies

Organization – Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

Net asset value – The funds generally determine their net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the trust’s board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the funds’ portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payments of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2009, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

During the year ended July 31, 2009, Growth and Income Portfolio reclassified $18,965 from undistributed net investment income to accumulated net realized loss; and $37 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. During the year ended July 31, 2009, Bond Portfolio reclassified $295,590 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

As of July 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Growth and Income Portfolio	Bond Portfolio
Undistributed ordinary income	$111,921		$170,655
Post-October currency loss deferrals (realized during the period November 1, 2008, through July 31, 2009)*	(17,947)		(69,298)
Capital loss carryforwards†:
Expiring 2011		$(197,715)
Expiring 2014		(345,750)
Expiring 2015		(1,278,462)
Expiring 2016		(218,313)
Expiring 2017	(589,917)	(1,889,258)	(3,929,498)
Post-October capital loss deferrals (realized during the period November 1, 2008, through July 31, 2009)*	(8,216,600)		(5,812,475)
Gross unrealized appreciation on investment securities	8,941,267		1,079,062
Gross unrealized depreciation on investment securities	(8,974,500)		(2,833,079)
Net unrealized depreciation on investment securities	(33,233)		(1,754,017)
Cost of investment securities	77,271,176		48,198,821

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

For the year ended July 31, 2008, Growth and Income Portfolio made distributions from realized short-term capital gains in the amount of $293,284 and from realized long-term capital gains in the amount of $2,456,253. Dividends from net investment income reported in the financial statements are the same for federal income tax purposes. Net investment income and realized short-term capital gain distributions are treated as ordinary income for tax purposes.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the funds’ investment adviser, is the parent company of American Funds Service Company® ("AFS"), the funds’ transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the funds’ shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of each fund’s daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of each fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. CRMC voluntarily waived a portion of its investment advisory services fees commencing on September 1, 2004, and terminating on February 28, 2009. During the year ended July 31, 2009, total investment advisory services fees waived by CRMC were $25,435 and $27,684 for Growth and Income Portfolio and Bond Portfolio, respectively. The amount waived for Bond Portfolio included $13,107 from fee reductions. As a result, the fees shown on the accompanying financial statements of $407,191 and $239,484, for Growth and Income Portfolio and Bond Portfolio, respectively, were reduced to an annualized rate of 0.469% and 0.442%, respectively, of average daily net assets.

Transfer agent services – The trust has a transfer agent agreement with AFS. Under this agreement, the funds compensate AFS for transfer agent services including shareholder recordkeeping and communications.

Distribution services – The trust has a principal underwriting agreement with AFD.  AFD does not receive compensation for any sales of the funds’ shares.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the funds.

5. Disclosure of fair value measurements

The funds classify their assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of July 31, 2009, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the year ended July 31, 2009:

Growth and Income Portfolio
Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Consumer staples	$13,828,875	$-	$-	$13,828,875
Information technology	11,520,870	-	-	11,520,870
Health care	10,324,484	-	-	10,324,484
Financials	9,825,860	-	-	9,825,860
Energy	7,487,918	-	-	7,487,918
Industrials	7,443,630	-	-	7,443,630
Materials	4,405,155	-	-	4,405,155
Consumer discretionary	4,334,598	-	-	4,334,598
Telecommunication services	2,853,630	-	-	2,853,630
Utilities	565,180	-	-	565,180
Miscellaneous	1,008,960	-	-	1,008,960
Short-term securities	-	3,638,783	-	3,638,783
Total	$73,599,160	$3,638,783	$-	$77,237,943

Bond Portfolio
Investment securities:
Bonds & notes:
Corporate bonds & notes	$-	13,863,847	$-	$13,863,847
Mortgage- and asset-backed obligations	-	11,631,476	-	11,631,476
Bonds & notes of U.S. government & government agencies	-	15,958,685	-	15,958,685
Bonds & notes of governments & government agencies outside the U.S.	-	2,613,941	-	2,613,941
Municipals	-	106,474	-	106,474
Preferred securities	-	1,070,413	-	1,070,413
Short-term securities	-	1,199,968	-	1,199,968
Total	$-	$46,444,804	$-	$46,444,804

Forward currency contracts - Bond Portfolio *	-	$(24,895)	-	$(24,895)

	Beginning	Net	Net		Net	Ending
	value at	transfers into	unrealized	Net	realized	value at
Level 3 reconciliation - Bond Portfolio	7/31/2008	Level 3	appreciation †	sales	loss †	7/31/2009
Investment securities	$-	$897,546	$297,419	$(1,047,375)	$(147,590)	$-

* Forward currency contracts are not included in the investment portfolio.
† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the funds were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2009
Growth and Income Portfolio	$5,233,923	473,866	$1,632,354	148,330	$(16,678,697)	(1,561,729)	$(9,812,420)	(939,533)
Bond Portfolio	1,971,828	145,885	2,419,436	184,051	(9,596,114)	(726,640)	(5,204,850)	(396,704)

Year ended July 31, 2008
Growth and Income Portfolio	$9,427,098	601,592	$4,623,482	293,245	$(10,023,988)	(632,953)	$4,026,592	261,884
Bond Portfolio	4,146,499	266,513	2,950,641	192,308	(6,703,469)	(433,530)	393,671	25,291

7. Investment transactions

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $30,075,582 and $19,772,907 and sales of investment securities of $32,931,935 and $28,555,985, respectively, during the year ended July 31, 2009. Short-term securities and U.S. government obligations, if any, were excluded.

8. Forward currency contracts

The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of July 31, 2009, Bond Portfolio had open forward currency contracts to sell currencies as follows:

		Contract amount		Unrealized depreciation at July 31, 2009
	Settlement date	Receive	Deliver

Sales:
Euros	8/5/2009	$361,486	€260,000	$(8,314)
Euros	8/10/2009	$788,853	€565,000	(16,581)

				$(24,895)

9. Subsequent events

On September 9, 2009, the board of trustees of the funds agreed to a proposal to recommend that shareholders approve a merger of the Bond Portfolio with The Bond Fund of America (BFA). Capital Research and Management Company is also the investment advisor of BFA, a broadly diversified fixed-income fund. As of September 10, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights

Growth and Income Portfolio

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return(2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers(2)	Ratio of net income to average net assets(2)

Year ended 7/31/2009	$14.24	$.24	$(2.44)	$(2.20)	$(.26)	$-	$(.26)	$11.78	(15.29)%	$79	.74%	.71%	2.12%
Year ended 7/31/2008	16.14	.26	(1.48)	(1.22)	(.30)	(.38)	(.68)	14.24	(7.95)	108	.67	.62	1.67
Year ended 7/31/2007	14.86	.29	2.03	2.32	(.27)	(.77)	(1.04)	16.14	16.02	119	.69	.64	1.81
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104	.71	.66	1.56
Year ended 7/31/2005	14.10	.24	1.20	1.44	(.21)	(.38)	(.59)	14.95	10.33	106	.69	.66	1.60

Bond Portfolio

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return(2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers(2)	Ratio of net income to average net assets(2)

Year ended 7/31/2009	$14.65	$.67	$(.97)	$(.30)	$(.76)	$-	$(.76)	$13.59	(1.75)%	$46	.81%	.75%	5.04%
Year ended 7/31/2008	15.82	.83	(1.09)	(.26)	(.91)	-	(.91)	14.65	(1.81)	56	.75	.70	5.33
Year ended 7/31/2007	15.99	.83	(.07)	.76	(.93)	-	(.93)	15.82	4.81	60	.76	.71	5.12
Year ended 7/31/2006	16.62	.81	(.50)	.31	(.94)	-	(.94)	15.99	1.94	60	.79	.74	5.00
Year ended 7/31/2005	16.72	.78	.05	.83	(.93)	-	(.93)	16.62	5.07	65	.74	.71	4.61

	Year ended July 31
	2009	2008	2007	2006	2005
Portfolio turnover rate	39%	21%	24%	25%	31%
Portfolio turnover rate for	77%	60%	52%	62%	51%

(1)Based on average shares outstanding.
(2)This column reflects the impact, if any, of certain waivers from CRMC. During the years shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Endowments:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Endowments (the “Trust”), comprising the Growth and Income and Bond Portfolios, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Endowments as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2009

Tax information
                  unaudited

We are required to advise you within 60 days of the funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The funds hereby designate the following amounts for the funds’ fiscal year ended July 31, 2009:

	Growth and Income Portfolio	Bond Portfolio
Qualified dividend income	100%	$258,000
U.S. government income that may be exempt from state taxation	$7,000	$580,000

Additional tax information will be mailed in early 2010 to applicable shareholders.  Shareholders should consult their tax advisers.

Expense example
                                                                                                                      unaudited

As a shareholder of the funds, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009, through July 31, 2009).

Actual expenses:
The first line for each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line for each fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

	Beginning account value 2/1/2009	Ending account value 7/31/2009	Expenses paid during period*	Annualized expense ratio

Growth and Income Portfolio -- actual return	$1,000.00	$1,199.53	$4.09	.75%
Growth and Income Portfolio -- assumed 5% return	1,000.00	1,021.08	3.76	.75
Bond Portfolio -- actual return	1,000.00	1,079.22	3.87	.75
Bond Portfolio -- assumed 5% return	1,000.00	1,021.08	3.76	.75

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreements

The board of trustees of the Endowments Trust (the “trust) has approved the Investment Advisory and Service Agreements (the “agreements”) with respect to the trust’s Growth and Income Portfolio and Bond Portfolio (each a “fund”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through July 27, 2010. The board approved the agreements following the recommendation of the trust’s Contracts Committee (the “committee”), which is composed of all of the trust’s independent board members. The board and the committee determined that the funds’ advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreements was in the best interests of the funds and their shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreements and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to each fund under its agreement and other agreements as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results
The Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives. The Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which each fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results. The board and the committee concluded that each fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to each fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the funds and the American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective March 1, 2009. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and its shareholders.

Board of trustees and other ofﬁcers

“Independent” trustees

	Year first
	elected
Name, age and	a trustee
telephone number	of the trust[1]	Principal occupation(s) during past five years

Ronald P. Badie, 66	2006	Retired; former Vice Chairman, Deutsche Bank
818/790-1133		Alex. Brown

Robert J. Denison, 68	2003	Chair, First Security Management (private
Chairman of the Board		investment)
(Independent and Non-Executive)
505/988-5415

Robert C. Hansen, 61	2009	Former President, The Yosemite Fund
925/284-7698

John E. Kobara, 54	2006	Senior Vice President, California Community
626/441-4456		Foundation; former CEO, CK12 Foundation;
		former President and CEO, Big Brothers Big Sisters
		of Greater Los Angeles and the Inland Empire

Steven D. Lavine, Ph.D., 62	1994	President, California Institute of the Arts
661/253-7820

Patricia A. McBride, 66	1988	Chief Financial Officer, Cosmetic and Maxillofacial
214/368-0268		Surgery Center, Medical City Dallas Hospital

Robert C. Ziebarth, 73	1993	Management Consultant, Ziebarth Company
208/725-0535		(management and financial consulting)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
telephone number	trustee	Other directorships[3] held by trustee

Ronald P. Badie, 66	3	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
818/790-1133		Obagi Medical Products, Inc.

Robert J. Denison, 68	5	None
Chairman of the Board
(Independent and Non-Executive)
505/988-5415

Robert C. Hansen, 61	1	None
925/284-7698

John E. Kobara, 54	1	None
626/441-4456

Steven D. Lavine, Ph.D., 62	1	None
661/253-7820

Patricia A. McBride, 66	1	None
214/368-0268

Robert C. Ziebarth, 73	1	None
208/725-0535

“Interested” trustees[4]

	Year first
	elected a
Name, age,	trustee or	Principal occupation(s) during past five years and
position with trust	officer of	positions held with affiliated entities or the principal
and telephone number	the trust[1]	underwriter of the trust

Robert G. O’Donnell, 65	1995	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company;
415/393-7120		Director, Capital Research and Management Company

Thomas E. Terry, 71	1969	Private investor; Consultant; former Vice President
608/256-9910		and Secretary, Capital Research and Management Company (retired 1994)

“Interested” trustees[4]

	Number of
	portfolios
	in fund
Name, age,	complex[2]
position with trust	overseen by
and telephone number	trustee	Other directorships[3] held by trustee

Robert G. O’Donnell, 65	2	None
Vice Chairman of the Board
415/393-7120

Thomas E. Terry, 71	1	None
608/256-9910

Trustee emeritus

Robert B. Egelston, 78		Former Chairman of the Board, The Capital Group Companies, Inc.[5]

The funds’ statement of additional information includes additional information about trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the trust is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with trust	of the trust[1]	the principal underwriter of the trust

John H. Smet, 53	1996	Senior Vice President — Fixed Income, Capital
President		Research and Management Company;
		Director, American Funds Distributors, Inc.[5]

Denise M. Cassin, 54	2009	Senior Vice President — Client Services Group,
Senior Vice President		Capital Research and Management Company

Gregory D. Johnson, 46	2000	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Patrick F. Quan, 51	1986	Vice President — Fund Business Management
Vice President and Secretary		Group, Capital Research and Management Company

Dori Laskin, 58	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 36	2008	Associate — Capital Research and Management
Assistant Secretary		Company

Ari M. Vinocor, 34	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the trust serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities.
[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Denise M. Cassin, Dori Laskin and Julie E. Lawton, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[logo – Capital Research and Management sm]

Office of the trust
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
Attn: HOST/IIS-IRV S-1
6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

For more information about any of the American Funds, please ask your investment professional for a prospectus.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The funds file their proxy voting records with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Endowments website at americanfunds.com/endowments.

A complete July 31, 2009, portfolio of Endowments’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Endowments files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Endowments, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after September 30, 2009, this report must be accompanied by an Endowments statistical update for the most recently completed calendar quarter. This update is available at americanfunds.com/endowments.

The Capital Group Companies

Capital International    Capital Guardian    Capital Research and Management    Capital Bank and Trust    American Funds

Lit. No. MFGEAR-985-0909P

Litho in USA REG/PL/6375-S20967

© 2009 Endowments

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert C. Ziebarth, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$78,000
2009	$81,000

b) Audit-Related Fees:
2008	$60
2009	$51

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$10,000
2009	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,109,000
2009	$968,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,434,000 for fiscal year 2008 and $1,303,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – Capital Research and Management sm]

Endowments, Growth and Income PortfolioSM
Investment portfolio

July 31, 2009

Common stocks — 93.54%	Shares	Value

CONSUMER STAPLES — 17.57%
Philip Morris International Inc.	70,000	$3,262,000
Wal-Mart Stores, Inc.	64,000	3,192,320
Coca-Cola Co.	56,000	2,791,040
PepsiCo, Inc.	20,000	1,135,000
Hershey Co.	26,500	1,058,675
Avon Products, Inc.	26,500	858,070
Kraft Foods Inc., Class A	25,000	708,500
Walgreen Co.	14,000	434,700
Procter & Gamble Co.	7,000	388,570
		13,828,875

INFORMATION TECHNOLOGY — 14.64%
Cisco Systems, Inc.[1]	98,000	2,156,980
Oracle Corp.	77,000	1,704,010
Microsoft Corp.	71,000	1,669,920
International Business Machines Corp.	12,000	1,415,160
QUALCOMM Inc.	30,000	1,386,300
Google Inc., Class A1	2,400	1,063,320
Intel Corp.	30,000	577,500
Applied Materials, Inc.	40,000	552,000
Hewlett-Packard Co.	11,000	476,300
Nokia Corp. (ADR)	22,000	293,480
EMC Corp.[1]	15,000	225,900
		11,520,870

HEALTH CARE — 13.12%
Merck & Co., Inc.	61,000	1,830,610
Novo Nordisk A/S, Class B	20,000	1,177,394
Medtronic, Inc.	31,000	1,098,020
UnitedHealth Group Inc.	39,000	1,094,340
Eli Lilly and Co.	30,000	1,046,700
Becton, Dickinson and Co.	11,000	716,650
Bristol-Myers Squibb Co.	28,000	608,720
Pfizer Inc	32,000	509,760
Wyeth	10,000	465,500
Abbott Laboratories	10,000	449,900
Johnson & Johnson	7,000	426,230
Amgen Inc.[1]	6,000	373,860
Stryker Corp.	8,000	311,040
Aetna Inc.	8,000	215,760
		10,324,484

FINANCIALS — 12.49%
Wells Fargo & Co.	90,000	2,201,400
Berkshire Hathaway Inc., Class A1	20	1,940,000
American Express Co.	65,000	1,841,450
U.S. Bancorp	39,000	795,990
Allstate Corp.	22,000	592,020
JPMorgan Chase & Co.	15,000	579,750
Chubb Corp.	11,000	507,980
PNC Financial Services Group, Inc.	13,000	476,580
Lincoln National Corp.	16,000	339,040
Comerica Inc.	10,000	238,400
KeyCorp	35,000	202,300
Citigroup Inc.	35,000	110,950
		9,825,860

ENERGY — 9.52%
Chevron Corp.	29,000	2,014,630
Exxon Mobil Corp.	28,000	1,970,920
Royal Dutch Shell PLC, Class B (ADR)	23,000	1,208,190
ConocoPhillips	11,000	480,810
Baker Hughes Inc.	11,000	445,500
Schlumberger Ltd.	7,000	374,500
Penn West Energy Trust	27,500	358,418
Occidental Petroleum Corp.	5,000	356,700
TOTAL SA (ADR)	5,000	278,250
		7,487,918

INDUSTRIALS — 9.46%
Boeing Co.	41,000	1,759,310
Burlington Northern Santa Fe Corp.	15,000	1,178,850
FedEx Corp.	14,000	949,760
General Electric Co.	70,000	938,000
Deere & Co.	15,000	656,100
United Parcel Service, Inc., Class B	10,000	537,300
Illinois Tool Works Inc.	10,000	405,500
Avery Dennison Corp.	15,000	400,950
United Technologies Corp.	6,000	326,820
Emerson Electric Co.	8,000	291,040
		7,443,630

MATERIALS — 5.60%
BHP Billiton Ltd.	40,000	1,261,465
Monsanto Co.	15,000	1,260,000
Air Products and Chemicals, Inc.	13,000	969,800
E.I. du Pont de Nemours and Co.	17,000	525,810
Alcoa Inc.	33,000	388,080
		4,405,155

CONSUMER DISCRETIONARY — 5.51%
Lowe’s Companies, Inc.	54,000	1,212,840
Time Warner Inc.	33,333	888,658
Home Depot, Inc.	27,500	713,350
News Corp., Class A	45,000	464,850
Nordstrom, Inc.	16,000	423,040
McDonald’s Corp.	6,000	330,360
J.C. Penney Co., Inc.	10,000	301,500
		4,334,598

TELECOMMUNICATION SERVICES — 3.63%
AT&T Inc.	66,000	1,731,180
Verizon Communications Inc.	35,000	1,122,450
		2,853,630

UTILITIES — 0.72%
PG&E Corp.	14,000	565,180

MISCELLANEOUS — 1.28%
Other common stocks in initial period of acquisition		1,008,960

Total common stocks (cost: $73,632,389)		73,599,160

	Principal amount
Short-term securities — 4.62%	(000)

Federal Home Loan Bank 0.15%–0.19% due 8/4–8/19/2009	$900	899,948
Fannie Mae 0.20% due 8/20/2009	800	799,911
Procter & Gamble International Funding S.C.A. 0.17% due 8/10/2009[2]	750	749,964
Jupiter Securitization Co., LLC 0.18% due 8/3/2009[2]	625	624,991
Freddie Mac 0.18% due 8/11/2009	564	563,969

Total short-term securities (cost: $3,638,787)		3,638,783

Total investment securities (cost: $77,271,176)		77,237,943
Other assets less liabilities		1,446,769

Net assets		$78,684,712

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,374,955, which represented 1.74% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the fund. This and other important information is contained in the fund’s summary prospectus and prospectus, which should be read carefully before investing.

Endowments, Bond PortfolioSM
Investment portfolio

July 31, 2009

Bonds & notes — 95.33%	Principal amount (000)	Value

CORPORATE BONDS & NOTES — 29.92%
Financials — 10.49%
Countrywide Financial Corp., Series B, 5.80% 2012	$665	$682,984
Bank of America Corp. 5.65% 2018	50	47,771
Hospitality Properties Trust 6.30% 2016	400	324,921
Hospitality Properties Trust 5.625% 2017	115	88,884
Sovereign Bancorp, Inc. 2.738% 2013[1]	250	210,347
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	100	80,033
Banco Santander-Chile 5.375% 2014[2]	300	286,512
Resona Bank, Ltd. 5.85% (undated)[1,2]	305	244,319
United Overseas Bank Ltd. 5.375% 2019[1,2]	250	243,670
CNA Financial Corp. 6.50% 2016	250	205,826
DBS Bank Ltd. 1.119% 2021[1,2]	250	205,676
New York Life Global Funding 4.65% 2013[2]	200	205,423
Loews Corp. 6.00% 2035	225	194,964
Capital One Capital III 7.686% 2036[1]	231	182,490
SLM Corp., Series A, 4.50% 2010	200	182,126
Kimco Realty Corp., Series C, 4.82% 2014	200	176,317
UniCredito Italiano SpA 5.584% 2017[1,2]	200	173,531
HBOS PLC 6.75% 2018[2]	150	115,413
HBOS Capital Funding LP 6.071% (undated)[1,2]	150	57,396
Principal Life Insurance Co. 5.30% 2013	150	151,629
American Express Co. 6.15% 2017	150	147,948
Prudential Holdings, LLC, Series C, 8.695% 2023[2,3]	150	144,052
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,2]	150	126,618
Simon Property Group, LP 6.125% 2018	125	118,388
Monumental Global Funding 5.50% 2013[2]	100	97,107
Nationwide Financial Services, Inc. 6.75% 2067[1]	145	92,374
Fifth Third Capital Trust IV 6.50% 2067[1]	125	75,625
		4,862,344

Industrials — 5.24%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[3]	385	364,306
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[3]	106	92,334
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[3]	70	47,556
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	165	137,267
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	231	231,960
BAE Systems Holdings Inc. 4.95% 2014[2]	125	128,745
BAE Systems Holdings Inc. 6.375% 2019[2]	200	215,884
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[3]	200	176,750
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	121	95,375
Canadian National Railway Co. 6.375% 2037	200	231,206
Norfolk Southern Corp. 5.75% 2018	200	207,738
Burlington Northern Santa Fe Corp. 7.00% 2014	125	140,350
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[3]	141	135,613
CSX Corp. 5.75% 2013	50	52,290
CSX Corp. 6.15% 2037	50	48,920
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[3]	137	100,270
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	46	24,008
		2,430,572

Telecommunication services — 3.58%
SBC Communications Inc. 6.25% 2011	250	266,122
AT&T Wireless Services, Inc. 7.875% 2011	100	108,389
AT&T Inc. 4.95% 2013	200	211,433
SBC Communications Inc. 5.625% 2016	125	133,778
Telecom Italia Capital SA 5.25% 2015	100	101,961
Telecom Italia Capital SA 7.721% 2038	250	282,608
Verizon Communications Inc. 3.75% 2011[2]	225	231,875
Verizon Communications Inc. 5.55% 2014[2]	85	92,534
Telefónica Emisiones, SAU 4.949% 2015	60	63,865
Telefónica Emisiones, SAU 5.877% 2019	55	60,433
France Télécom 4.375% 2014	100	104,459
		1,657,457

Consumer discretionary — 2.48%
News America Inc. 6.90% 2019[2]	110	124,776
News America Inc. 6.15% 2037	300	294,163
Time Warner Cable Inc. 6.75% 2018	150	167,007
Time Warner Cable Inc. 8.25% 2019	100	121,670
Tele-Communications, Inc. 9.80% 2012	215	248,359
Seminole Tribe of Florida 5.798% 2013[2,3]	105	99,850
Thomson Reuters Corp. 6.50% 2018	85	93,999
		1,149,824

Utilities — 2.36%
Reliant Energy Resources Corp. 7.75% 2011	250	265,461
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	225	237,242
E.ON International Finance BV 5.80% 2018[2]	200	213,736
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	150	160,948
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[2]	150	130,685
Midwest Generation, LLC, Series B, 8.56% 2016[3]	83	83,898
		1,091,970

Health care — 1.70%
Pfizer Inc. 5.35% 2015	125	138,514
Pfizer Inc. 6.20% 2019	130	147,355
Roche Holdings Inc. 6.00% 2019[2]	180	196,357
Novartis Capital Corp. 4.125% 2014	150	156,597
Abbott Laboratories 5.125% 2019	100	105,846
Merck & Co., Inc. 5.00% 2019	40	41,612
		786,281

Energy — 1.65%
Enbridge Energy Partners, LP, Series B, 7.50% 2038	250	286,140
Rockies Express Pipeline LLC 6.85% 2018[2]	150	164,984
TransCanada PipeLines Ltd. 6.35% 2067[1]	150	117,167
Shell International Finance B.V. 4.00% 2014	90	94,679
Qatar Petroleum 5.579% 2011[2,3]	44	45,637
Devon Energy Corp. 6.30% 2019	25	27,471
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,3]	27	26,975
		763,053

Consumer staples — 1.62%
Altria Group, Inc. 9.25% 2019	150	179,686
Kroger Co. 6.40% 2017	150	164,002
Procter & Gamble Co. 3.50% 2015	150	153,005
Safeway Inc. 6.25% 2014	100	109,676
CVS Caremark Corp. 6.60% 2019	90	100,695
Delhaize Group 5.875% 2014	40	41,907
		748,971

Information technology — 0.80%
National Semiconductor Corp. 6.15% 2012	150	148,924
KLA-Tencor Corp. 6.90% 2018	125	121,205
Oracle Corp. 3.75% 2014	100	103,246
		373,375

Total corporate bonds & notes		13,863,847

MORTGAGE- AND ASSET-BACKED OBLIGATIONS[3] — 25.10%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	500	520,589
Fannie Mae, Series 2001-T6B, 6.088% 2011	250	265,852
Fannie Mae 6.00% 2021	12	12,656
Fannie Mae 4.00% 2024	724	731,729
Fannie Mae 4.00% 2024	186	187,507
Fannie Mae, Series 2001-4, Class GA, 10.086% 2025[1]	20	22,554
Fannie Mae 6.00% 2026	83	87,268
Fannie Mae 7.50% 2031	5	5,740
Fannie Mae, Series 2001-20, Class C, 11.998% 2031[1]	14	16,303
Fannie Mae 5.617% 2037[1]	217	229,166
Fannie Mae 6.00% 2037	165	173,344
Fannie Mae 6.00% 2037	164	171,901
Fannie Mae 6.50% 2037	1,297	1,388,938
Fannie Mae 6.50% 2037	121	129,310
Fannie Mae 7.00% 2037	179	194,711
Fannie Mae 7.00% 2037	177	192,295
Fannie Mae 7.00% 2037	163	178,386
Fannie Mae 5.50% 2038	356	370,324
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	16	17,380
Freddie Mac 5.00% 2023	394	409,599
Freddie Mac 5.00% 2023	305	316,960
Freddie Mac 5.00% 2023	81	84,073
Freddie Mac 5.00% 2024	295	306,109
Freddie Mac 6.00% 2026	312	329,491
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	95	83,491
Freddie Mac, Series 3257, Class PA, 5.50% 2036	208	218,212
Freddie Mac, Series 3318, Class JT, 5.50% 2037	215	224,377
Freddie Mac 5.00% 2039	425	434,629
Government National Mortgage Assn. 6.00% 2038	388	408,826
Government National Mortgage Assn. 6.50% 2038	346	368,618
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	255	250,341
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	125	120,526
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	250	262,415
Bank of America 5.50% 2012[2]	250	256,048
Nationwide Building Society, Series 2007-2, 5.50% 2012[2]	250	249,428
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	256	241,312
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	226	229,751
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	200	206,772
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	200	195,512
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	200	191,738
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2]	200	185,542
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	150	149,187
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	122	127,453
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	125	124,856
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	211	120,687
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.884% 2036[1]	108	68,639
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.88% 2037[1]	83	47,268
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	155	105,973
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	167	95,380
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	94	95,274
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	51	51,572
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	50	50,166
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	36	36,001
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	39	30,283
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.428% 2027[1,2]	28	20,538
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	21	20,375
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.328% 2030[1]	17	16,965
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	1	1,136
		11,631,476

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 34.44%
U.S. Treasury 1.75% 2011	2,275	2,299,161
U.S. Treasury 4.625% 2011	250	269,590
U.S. Treasury 4.875% 2012	905	984,685
U.S. Treasury 2.00% 2013	380	375,889
U.S. Treasury 3.375% 2013	750	787,620
U.S. Treasury 4.25% 2013	3,042	3,295,095
U.S. Treasury 1.75% 2014	1,060	1,033,786
U.S. Treasury 12.50% 2014	550	552,233
U.S. Treasury 11.25% 2015	520	748,779
U.S. Treasury 3.50% 2018	2,150	2,165,867
U.S. Treasury 4.00% 2018	575	598,316
U.S. Treasury 2.75% 2019	840	789,205
U.S. Treasury 6.00% 2026	300	362,814
U.S. Treasury 4.50% 2036	1,340	1,381,875
U.S. Treasury 4.375% 2038	65	65,660
Freddie Mac 3.75% 2019	250	248,110
		15,958,685

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 5.64%
German Government 4.25% 2014	€345	532,429
German Government 3.75% 2017	155	231,740
German Government, Series 8, 4.25% 2018	390	601,483
French Government O.A.T. Eurobond 4.00% 2018	530	791,732
South Korean Government 5.75% 2014	$100	105,280
Polish Government 6.375% 2019	100	104,080
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[2]	100	98,297
Israeli Government 5.125% 2019	90	89,935
United Mexican States Government Global 5.95% 2019	30	30,690
United Mexican States Government Global 6.05% 2040	30	28,275
		2,613,941

MUNICIPALS — 0.23%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	123	100,901
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	6	5,573
		106,474

Total bonds & notes (cost: $43,792,661)		44,174,423

Preferred securities — 2.31%	Shares	Value

FINANCIALS — 2.31%
BNP Paribas Capital Trust 9.003% noncumulative trust[1,2]	150,000	$128,380
BNP Paribas 7.195%[1,2]	100,000	73,930
QBE Capital Funding II LP 6.797%[1,2]	200,000	148,335
Royal Bank of Scotland Group PLC, Series U, 7.64%[1]	300,000	138,160
PNC Preferred Funding Trust I 6.517%[1,2]	200,000	118,465
ING Capital Funding Trust III 8.439% noncumulative[1]	170,000	116,483
AXA SA, Series B, 6.379%[1,2]	150,000	105,272
Société Générale 5.922%[1,2]	150,000	96,132
Barclays Bank PLC 7.434%[1,2,4]	100,000	78,500
Fannie Mae, Series O, 7.00%[1,2]	23,175	57,937
Freddie Mac, Series V, 5.57%[5]	8,300	8,819

Total preferred securities (cost: $2,652,043)		1,070,413

Short-term securities — 2.59%	Principal amount (000)

Jupiter Securitization Co., LLC 0.18% due 8/3/2009[2]	$500	499,993
Federal Home Loan Bank 0.15% due 8/7/2009	400	399,988
Fannie Mae 0.15% due 8/10/2009	300	299,987

Total short-term securities (cost: $1,199,968)		1,199,968

Total investment securities (cost: $47,644,672)		46,444,804
Other assets less liabilities		(108,114)

Net assets		$46,336,690

[1]	Coupon rate may change periodically.
[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,543,232, which represented 14.12% of the net assets of the fund.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The value of the security was $78,500, which represented .17% of the net assets of the fund.
[5]	Security did not produce income during the last 12 months.

Key to symbol

€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the fund. This and other important information is contained in each fund’s summary prospectus and prospectus, which should be read carefully before investing.

MFGEFP-985-0909O-S21432

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Endowments:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Endowments (the “Trust”), comprising the Growth and Income and Bond Portfolios, as of July 31, 2009, and for the year then ended and have issued our report thereon dated September 10, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Trust’s investment portfolio (the “Schedule”) as of July 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Trust’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Trust referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 10, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: September 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: September 25, 2009

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: September 30, 2009